UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34299	31-1420852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Dry Creek Drive, Suite 260

Longmont, Colorado 80503

(Address of principal executive offices, including zip code)

(303) 684-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously reported, on January 31, 2013, DigitalGlobe, Inc. (“DigitalGlobe” or the “Company”) completed the previously announced transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 22, 2012, as amended, by and among DigitalGlobe, GeoEye, Inc. (“GeoEye”), 20/20 Acquisition Sub, Inc., a wholly owned subsidiary of DigitalGlobe, and WorldView, LLC, a wholly owned subsidiary of DigitalGlobe. This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K filed by DigitalGlobe with the Securities and Exchange Commission on January 31, 2013 to include the financial statements of GeoEye and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The audited Consolidated Financial Statements of GeoEye as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012, which are attached to this Form 8-K/A as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Statements and explanatory notes relating to DigitalGlobe’s acquisition of GeoEye are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP.

99.1	Audited Consolidated Financial Statements of GeoEye as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements and explanatory notes for the year ended December 31, 2012.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2013	DIGITALGLOBE, INC.

	By:	/s/ Yancey L. Spruill
Yancey L. Spruill
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
23.1	Consent of KPMG LLP.

99.1	Audited Consolidated Financial Statements of GeoEye as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements and explanatory notes for the year ended December 31, 2012.

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